UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2007

PUPPY ZONE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52323

(Commission File Number)

N/A

(IRS Employer Identification No.)

200-8275 S. Eastern Ave, Las Vegas, NV 89123-259

(Address of principal executive offices and Zip Code)

702-938-0486

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 3, 2007, we engaged Dale Matheson Carr-Hilton Labonte, Chartered Accountants, as our principal independent accountant with the approval of our company’s board of directors. Accordingly, we dismissed HLB Cinnamon, Jang, Willoughby & Co., Chartered Accountants on January 3, 2007.

HLB Cinnamon, Jang, Willoughby & Co.’s report on our financial statements dated July 19, 2006 for the past two fiscal years ended June 30, 2006 and 2005, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that HLB Cinnamon, Jang, Willoughby & Co. expressed in their report substantial doubt about our ability to continue as a going concern.

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In connection with the audit of our financial statements for the two most recent years ended June 30, 2006 and 2005, and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with HLB Cinnamon, Jang, Willoughby & Co. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HLB Cinnamon, Jang, Willoughby & Co., would have caused HLB Cinnamon, Jang, Willoughby & Co. to make reference to the subject matter of the disagreement in connection with their report.

We provided HLB Cinnamon, Jang, Willoughby & Co. with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from HLB Cinnamon, Jang, Willoughby & Co., an independent registered public accounting firm, dated January 12, 2007, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended June 30, 2006 and 2005, and the subsequent interim period through the date hereof, we have not consulted with Dale Matheson Carr-Hilton Labonte regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Dale Matheson Carr-Hilton Labonte provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principle independent accountant.

Item 9.01. Financial Statements and Exhibits

16.1	Letter dated January 12, 2006 from HLB Cinnamon, Jang, Willoughby & Co. regarding our change in independent registered public accounting firms.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUPPY ZONE ENTERPRISES, INC.

By: /s/ Tamara Anne Huculak

Tamara Anne Huculak

President and Director

Date: January 15, 2007

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